UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2020

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange, NYSE Chicago

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Membership Interest Purchase Agreement

On September 11, 2020, Adtalem Global Education Inc. (“Adtalem”) entered into a Membership Interest Purchase Agreement (the “Agreement”) with Laureate Education, Inc., a Delaware public benefit corporation (“Seller”), pursuant to which Adtalem has agreed to acquire from Seller all of the issued and outstanding equity interest in Walden e-Learning, LLC, a Delaware limited liability company (“e-Learning”), and its subsidiary, Walden University, LLC, a Florida limited liability company (together with e-Learning, “Walden”), in exchange for a purchase price of $1.480 billion in cash, subject to certain adjustments set forth in the Agreement (the “Acquisition”).  Walden owns and operates Walden University, an online for-profit university headquartered in Minneapolis, Minnesota.  The Board of Directors of Adtalem has unanimously approved the Acquisition.

The Agreement contains customary representations, warranties and covenants, including covenants requiring Seller to cause Walden to conduct its business in the ordinary course until the closing of the Acquisition and to use reasonable best efforts to obtain the regulatory consents (including certain educational regulatory consents) necessary to consummate the Acquisition.  The Agreement requires Adtalem to use reasonable best efforts to obtain the debt financing for the Acquisition described below as soon as reasonably practicable and, in any event, not later than the closing of the Acquisition.

Five percent of the base purchase price (i.e., $74 million) will be deposited with an escrow agent to secure certain of Seller’s indemnification obligations under the Agreement, and the Agreement requires Adtalem to obtain a representations and warranties insurance policy under which it may seek coverage for breaches of Seller’s representations and warranties in the Agreement and certain ancillary agreements (including certificates), subject to customary exclusions and retention amounts.

The closing of the Acquisition is expected to occur mid-calendar 2021 and is subject to certain closing conditions, including regulatory approval by the U.S. Department of Education and the Higher Learning Commission and required antitrust approvals.  Under certain specified circumstances, Adtalem may be required to pay Seller a termination fee of $88.8 million, including if Adtalem terminates the Agreement as a result of the imposition by the U.S. Department of Education of certain restrictions, or if Seller terminates the Agreement as a result of Adtalem’s failure to consummate the transaction upon satisfaction of the closing conditions.

The foregoing description of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Commitment Letter

On September 11, 2020, Adtalem entered into a commitment letter (the “Commitment Letter”) with Morgan Stanley Senior Funding, Inc. (“MSSF”), Barclays Bank PLC (“Barclays”), Credit Suisse AG, Cayman Islands Branch (“CS”) and Credit Suisse Loan Funding LLC (“CSLF” and, together with CS and their respective affiliates, “Credit Suisse”) and MUFG Bank, Ltd. (together with MSSF, Barclays and Credit Suisse, the “Commitment Parties”), pursuant to which the Commitment Parties committed to provide to Adtalem (i)(A) a senior secured term loan facility in an aggregate principal amount of $1,000,000,000 (the “Term Facility”) and (B) a senior secured revolving loan facility in an aggregate commitment amount of $400,000,000 (the “Revolving Facility”) and (ii) to the extent one or more series of senior secured notes pursuant to a Rule 144A offering or other private placement in an aggregate principal amount of $650,000,000 are not issued (in escrow or otherwise) prior to the consummation of the Acquisition, a senior secured bridge term loan credit facility in an aggregate principal amount of up to $650,000,000 (together with the Term Facility and the Revolving Facility, the “Facilities”).

The proceeds of the Facilities will be used, among other things, to finance the Acquisition, refinance Adtalem’s existing credit agreement, pay fees and expenses related to the Acquisition and, in the case of the Revolving Facility, to finance ongoing working capital and general corporate purposes. The commitments under the Commitment Letter are subject to customary closing conditions.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A copy of Adtalem’s press release issued on September 11, 2020 announcing the entry into the Agreement is furnished as Exhibit 99.1 hereto.  The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Forward-Looking Statements

Certain statements contained in this Form 8-K and the related press release concerning Adtalem’s future performance, including those statements concerning expectations or plans, constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, which includes statements regarding Adtalem’s future growth. Forward-looking statements can also be identified by words such as “future,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “may,” “will,” “would,” “could,” “can,” “continue,” “preliminary,” “range,” and similar terms. These forward-looking statements are subject to risk and uncertainties that could cause actual results to differ materially from those described in the statements. These risk and uncertainties include the risk factors described in Item 1A. “Risk Factors” of Adtalem’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 filed with the Securities and Exchange Commission (SEC) on August 18, 2020 and Adtalem’s other filings with the SEC. These forward-looking statements are based on information available to us as of the date any such statements are made, and we do not undertake any obligation to update any forward-looking statement, except as required by law.

Item 9.01	Financial Statements and Exhibits

2.1	Membership Interest Purchase Agreement by and between Adtalem Global Education Inc. and Laureate Education, Inc., dated as of September 11, 2020.

10.1	Commitment Letter, dated as of September 11, 2020, by and among Adtalem Global Education Inc. as borrower, and Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Loan Funding LLC and MUFG Bank, Ltd., as lead arrangers.

99.1	Press Release of Adtalem Global Education Inc., dated September 11, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Michael O. Randolfi
Michael O. Randolfi
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: September 16, 2020